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                                                                   EXHIBIT 10.49

                          THE WILLIAMS COMPANIES, INC.

                                1996 STOCK PLAN

                                   SECTION 1

                                    PURPOSES

     1.01 The purposes of The Williams Companies, Inc. 1996 Stock Plan (the "Plan"), are to enable The Williams Companies, Inc. (together with any successor thereto, the "Company") and its subsidiaries to attract and retain key employees, reward such employees for superior performance and encourage such employees to increase their proprietary interest in the Company in order to provide them with additional motivation to continue in the Company's employ and to further its profitable growth.

                                   SECTION 2

                           DEFINITIONS; CONSTRUCTION

     2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1 "Affiliate" means any entity other than the Company in which the Company owns, directly or indirectly, at least 20 percent of the combined voting power of all classes of stock of such entity or at least 20 percent of the ownership interests in such entity.

          2.01.2 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

          2.01.3 "Award Agreement" means any written agreement, contract, notice to a Participant or other instrument or document evidencing an Award.

          2.01.4 "Board" means the Company's Board of Directors.

          2.01.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations hereunder and successor provisions and regulations thereto.

          2.01.6 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided, however, that the Committee will consist of not less than two directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 if then required in order that grants will be exempt under that Rule.

          2.01.7 "Deferred Stock" means a right, granted under Section 6.05 hereof, to receive Shares at the end of a specified deferral period.

          2.01.8 "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          2.01.9 "Dividend Equivalent" means a right, granted under Section 6.07 hereof, to receive payments equal to dividends paid on a specified number of Shares.

          2.01.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          2.01.11 "Fair Market Value" of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in

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     The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

          2.01.12 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

          2.01.13 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          2.01.14 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares or other Awards at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          2.01.15 "Other Stock-Based Awards" means a right, granted under
     Section 6.08 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

          2.01.16 "Participant" means an officer of the Company or any employee of the Company or an Affiliate granted an Award which remains outstanding under the Plan.

          2.01.17 "Performance Award" means a right to receive Awards based upon performance criteria specified by the Committee.

          2.01.18 "Person" has the meaning assigned in the Exchange Act.

          2.01.19 "Restricted Stock" means Shares, granted under Section 6.04 hereof, that are subject to certain restrictions and to a risk of forfeiture.

          2.01.20 "Rule 16b-3" means Rule 16b-3, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.21 "Shares" means shares of the Common Stock of the Company, $1.00 par value, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 8.01 hereof.

          2.01.22 "Stock Appreciation Right" means a right, granted under
     Section 6.03 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant of the Award, except as provided in Section 7.01, to the date of exercise of the Award, except as provided in Section 6.03, with payment to be made in cash, Shares or other Awards as specified in the Award.

     Definitions of the terms "Change of Control," "Potential Change of Control," "Change of Control Price," "Related Party" and "Voting Securities" are set forth in Section 9.03 hereof.

     2.02 Construction. For purposes of the Plan, the following rules of construction will apply:

          2.02.1 The word "or" is disjunctive but not necessarily exclusive.

          2.02.2 Words in the singular include the plural; words in the plural include the singular; and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other and neuter genders.

                                   SECTION 3

                                 ADMINISTRATION

     3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to designate Participants;

          (ii) to determine the type or types of Awards to be granted to each Participant;

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          (iii) to determine the number of Awards to be granted, the number of
     Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or any other instrument entered into, or relating, to an Award under the Plan; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Affiliates, Participants, any Person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 10.01). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or of any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan; provided, however, that any function relating to a Participant then subject to
Section 16 of the Exchange Act shall be performed solely by the Committee if necessary to ensure compliance with applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3). Each member of the Committee or Person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company's independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board, except to the extent such exercise relating to a Participant then subject to Section 16 of the Exchange Act would fail to comply with applicable requirements of Rule 16b3 or Rule 16a-1(c)(3).

                                   SECTION 4

                           SHARES SUBJECT TO THE PLAN

     4.01 Shares Reserved and Available. Subject to adjustment as provided in
Section 8.01 hereof, the total number of Shares reserved and available for distribution under the Plan shall be two million (2,000,000) Shares; provided, however, that such number shall be increased by the number of Shares currently available under The Williams Companies, Inc. 1990 Stock Plan and not covered by Awards granted thereunder or

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otherwise are not issued or issuable out of the Shares reserved thereunder;
provided further, that the number of Shares issued as Awards other than Options and Stock Appreciation Rights shall not exceed twenty-five percent (25%) of the total number of Shares issuable under the Plan.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting; and, provided further, that the number of Shares deemed to be issued under the Plan upon exercise or settlement of any Award shall be reduced by the number of Shares surrendered by the Participant or withheld by the Company in payment of the exercise or purchase price of the Award and withholding taxes relating to the Award.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     4.02 Annual Individual Limitations. During any calendar year, no Participant may be granted Awards under the Plan with respect to more than one hundred fifty thousand (150,000) Shares, subject to adjustment as provided in
Section 8.01. For purposes of this Section 4.02, unless more restrictive counting is required in order for Awards to comply with the requirements of Code
Section 162(m), this provision will limit the maximum number of Shares that potentially can be issued to a Participant under Awards (taking into consideration the terms of the Awards, including tandem exercise or settlement provisions).

                                   SECTION 5

                                  ELIGIBILITY

     5.01 Awards may be granted only to officers of the Company or to employees of the Company or any Affiliate (including employees who also are directors or officers) who are, or are believed by the Committee likely to be, subject to
Section 16 of the Exchange Act with respect to the Company (including employees who also are directors or officers) of the Company or any Affiliate; provided, however, that no Award shall be granted to any member of the Committee.

                                   SECTION 6

                            SPECIFIC TERMS OF AWARDS

     6.01 General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as may be required under the Delaware General Corporation Law or as provided in Section 6.09 or 7.01, Awards shall be granted for no consideration other than prior and future services.

     6.02 Options. The Committee is authorized to grant Options on the following terms and conditions:

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      (i)  Exercise Price. The exercise price per Share purchasable under an
           Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.01, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option and in no event shall be less than the par value of a Share.

      (ii) Option Term. Subject to the terms of the Plan and any applicable Award Agreement, the term of each Option shall be determined by the Committee.

     (iii) Methods of Exercise. Subject to the terms of the Plan, the Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law).

      (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all material respects with the provisions of Section 422 of the Code or any successor provision thereto.

     6.03 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights on the following terms and conditions:

      (i) Right to Payment. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, and so specify in the Award Agreement, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.01, shall not be less than the Fair Market Value of a Share on the date of grant.

      (ii) Other Terms. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right.

     6.04 Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions:

      (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote a Share of Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, in such installments or otherwise, as the Committee shall determine; provided, however, that Restricted Stock shall be subject to a restriction on transferability and a risk of forfeiture for a period of not less than one year after the date of grant if the grant was conditioned upon achievement of one or more performance objectives and three years after the date of grant in other cases, except that such restrictions may lapse, if so determined by the Committee, in the event of the Participant's termination of employment due to death, disability, normal or approved early retirement, or involuntary termination by the Company or an Affiliate without "cause."

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to a risk of forfeiture shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock will be waived in whole or in part in the

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           event of terminations resulting from specified causes, and the
           Committee may in other cases waive in whole or in part restrictions on Restricted Stock, except as provided in Section 6.04(i).

     (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     6.05 Deferred Stock. The Committee is authorized to grant Deferred Stock on the following terms and conditions:

      (i) Issuance and Limitations. Delivery of Shares will occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock will have no voting rights and will have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture of Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

     6.07 Dividend Equivalents. The Committee is authorized to grant Awards of Dividend Equivalents. Dividend Equivalents shall confer upon the Participant rights to receive payments equal to interest or dividends, when and if paid, with respect to a number of Shares determined by the Committee. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

     6.08 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including, without limitation, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, and Awards payable in securities of Affiliates. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided in Section 6.09 or 7.01, Shares delivered pursuant to a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property, as the Committee shall determine, the value of which consideration shall not be less per share than the Fair Market Value of a Share on the date of grant of such purchase right and in no event shall be less per share than the par value of a Share.

     6.09 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares or another Award, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

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                                   SECTION 7

                            GENERAL TERMS OF AWARDS

     7.01 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under the 1990 Stock Plan or any other plan of the Company or any Affiliate (subject to the terms of Sections 10.01 and 11.09). If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

      (i) granted in substitution for an outstanding Award or award shall either be not less than the Fair Market Value of Shares at the date such substitute Award is granted or not less than such Fair Market Value at that date reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of a substitute Award; or

      (ii) retroactively granted in tandem with an outstanding Award or award shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award or award.

     7.02  Compliance with Rule 16b-3.

          7.02.1 Six-Month Holding Period. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) at least six months shall elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security, shall be held for at least six months from the date of grant or Award.

          7.02.2 Reformation To Comply with Exchange Act Rules. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules such Participant). Accordingly, if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the then-applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary so that such Participant shall avoid liability under Section 16(b). In addition, the exercise price of any Award carrying a right to exercise granted to a Participant subject to Section 16 of the Exchange Act shall be not less than 50% of the Fair Market Value of Stock as of the date such Award is granted if such pricing limitation is required under Rule 16b-3 at the time of such grant.

     7.03 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant.

     7.04 Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, deferred cash, Shares, other Awards or other property, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or

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crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

     7.05 Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution (or, in the event of the Participant's death, to a designated beneficiary), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Persons during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Shares on Form S-8 or Form S-3 or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered to or in favor of any Person other than the Company or an Affiliate, and shall not be subject to any lien, obligation or liability of a Participant or transferee to any Person other than the Company or any Affiliate. If so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award upon the death of the Participant. A transferee, beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant, except to the extent the Plan and Award Agreement otherwise provide with respect to such Persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.06 Registration and Listing Compliance. The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full.

     7.07 Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

     7.08 Performance-Based Awards. The Committee may, in its discretion, designate any Award that is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7.08, in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m). The performance objectives for an Award subject to this
Section 7.08 shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7.08. Such performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria

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used by the Committee in establishing such performance objectives shall be selected exclusively from among the following:

     (1) Annual net income to common stock;

     (2) Operating profit;

     (3) Annual return on capital or equity;

     (4) Annual earnings per share;

     (5) Annual cash flow provided by operations;

     (6) Changes in annual revenues; and/or

     (7) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7.08, but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7.08.

                                   SECTION 8

                             ADJUSTMENT PROVISIONS

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; (iii) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares have been issued; (iv) the number of Shares with respect to which Awards may be granted to a Participant in any calendar year, as set forth in
Section 4.02; and (v) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized, unless previously requested by the Participant, to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations or accounting principles.

                                   SECTION 9

                          CHANGE OF CONTROL PROVISIONS

     9.01 Acceleration of Exercisability and Lapse of Restrictions. In the event of a Change of Control, as defined in Section 9.03.1, the following acceleration provisions shall apply:

      (i) All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited shall become fully exercisable, except to the extent otherwise provided in Section 7.02.1; unless the right to lapse restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except to the extent otherwise provided in Section 7.02.1, and;

     (ii) In the event that any Award is subject to limitations under Section
          7.02.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control will be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.02.1 have expired.

     9.02 Creation and Funding of Trust. Upon the earlier of a Potential Change of Control as defined in Section 9.03.2, unless the Board or the Committee adopts a resolution within ten business days following the date the Potential Change of Control arises to the effect that such action is not necessary to secure any payments hereunder, or a Change of Control as defined in Section 9.03.1, the Company will deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the net present value of cash, Shares and other property potentially payable or distributable in connection with Awards outstanding at that date. The trust shall be an irrevocable grantor trust which shall preserve the "unfunded" status of Awards under the Plan, and shall contain other terms and conditions substantially as specified for trusts authorized under the Company's employment agreements with executives.

     9.03 Definitions of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

          9.03.1 "Change of Control" means and will be deemed to have occurred if: (i) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing 15 percent or more of the total voting power of all the then outstanding Voting Securities; or (ii) a Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer, securities representing 15 percent or more of the total voting power of all the then outstanding Voting Securities; or
     (iii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iv) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or an acquisition by the Company, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after such transaction if the voting rights of each Voting Security relative to the other Voting Securities were not altered in such transaction; or (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or (vi) the Board adopts a resolution to the effect that a Change of Control has occurred or adopts a resolution to the effect that a Potential Change of Control has arisen and the transaction giving rise to such resolution has been thereafter approved by the stockholders of the Company or been consummated if such approval is not sought.

          9.03.2 "Potential Change of Control" means and will be deemed to have arisen if: (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or a major portion of the assets of the Company; or (v) the Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (i) with respect to an agreement within the purview of clause "(i)" of the preceding sentence, until the agreement is canceled or terminated; or (ii) with respect to an announcement within the purview of clause "(ii)" of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of twelve (12) calendar months; or (iii) with respect to either the filing of a Schedule 13D within the purview of clause "(iii)" of the preceding sentence or the filing of a notification and report form within the purview of clause "(iv)" of the preceding sentence with respect to Voting Securities, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of the Voting Securities; or (iv) with respect to any Potential Change of Control, until a Change of Control has occurred or the Board, on reasonable belief after due investigation, adopts a resolution that the Potential Change of Control has ceased to exist.

          9.03.3 "Related Party" means: (i) a majority-owned subsidiary of the Company; or (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; or (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          9.03.4 "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

                                   SECTION 10

                   AMENDMENTS TO AND TERMINATION OF THE PLAN

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

     Unless earlier terminated by the Board, the Plan will terminate when no Shares remain reserved and available for issuance and the Company has no further obligation with respect to any Award granted under the Plan.

                                   SECTION 11

                               GENERAL PROVISIONS

     11.01 No Rights to Awards. Nothing contained in the Plan shall give any Participant or employee any claim to be granted any Award under the Plan, nor give rise to any obligation for uniformity of treatment of Participants and employees.

     11.02 Withholding. The Company or any Affiliate is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

     11.03 No Right to Employment. Nothing contained in the Plan shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or any Affiliate or to interfere in any way with the right of the Company or any Affiliate to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

     11.04 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that, this provision shall not limit the requirements of
Section 9.02, and in addition, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.05 No Limit on Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases.

     11.06 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     11.07 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the State of Delaware (without regard to the conflicts of laws thereof), and applicable federal law.

     11.08 Severability. If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     11.09 Compliance with Code Section 162(m). It is the intent of the Company that Awards subject to Section 7.08 shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other Person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

                                   SECTION 12

                                 EFFECTIVE DATE

     12.01 The Plan shall become effective at such time as approved by the affirmative vote of holders of a majority of Shares present in person or represented by proxy at the Company's 1996 Annual Meeting of Stockholders, or any adjournment thereof.

                          THE WILLIAMS COMPANIES, INC.
                                1996 STOCK PLAN

                            Instrument of Amendment

         WHEREAS, The Williams Companies, Inc. (the "Company") maintains The Williams Companies, Inc. 1996 Stock Plan (the "Plan"); and

         WHEREAS, Subsection 9.02 of the Plan provides for the funding of a trust upon a Potential Change of Control or a Change of Control (as such terms are defined in the Plan); and

         WHEREAS, the Board has determined that, due to the nature of the transaction with MAPCO, Inc., the lack of funding will not materially and adversely affect the rights of any participate under any award heretofore granted under the Plan; and

         WHEREAS, the Board desires to amend the Plan to prevent the change in control provisions from becoming effective where voting securities of the Company outstanding prior to any transaction continue to represent at least sixty-five percent (65%) of the total voting power of the voting securities outstanding immediately after such transaction; and

         WHEREAS, Subsection 10.01 of the Plan permits the Board to adopt an amendment to the Plan where such amendment does not materially and adversely affect the rights of a participant under any award theretofore granted under the Plan;

         NOW THEREFORE, the Plan is hereby amended as follows:

         1. The first sentence of Subsection 9.02 of the Plan is hereby amended and restated effective November 22, 1997, to provide as follows:

                  "Upon the earlier of a Potential Change of Control as defined in Section 9.03.2 which does not involve MAPCO, Inc., unless the Board or the Committee adopts a resolution within ten business days following the date the Potential Change of Control arises to the effect that such action is not necessary to secure any payment hereunder, or a Change of Control as defined in Section 9.03.1 which does not involve MAPCO, Inc., the Company will deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the net present value of cash, Shares, and other property potentially payable or distributable in connection with Awards outstanding at that date."

         2. Clause (iv) of Paragraph 9.03.1 is hereby amended and restated with respect to awards granted after November 23, 1997, to provide as follows:

                  "(iv) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or an acquisition by the Company, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after such transaction if the voting rights of each Voting Security relative to the other Voting Securities were not altered in such transaction; or"

         3. Except as modified herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Instrument of Amendment to be executed in _________ counterpart originals effective as of November 22, 1997.


                                             THE WILLIAMS COMPANIES, INC.
ATTEST

---------------------------                  By:
        Secretary                               -------------------------------
                                                        John C. Fischer
                                                 Vice President, Human Resources

                          THE WILLIAMS COMPANIES, INC.

                                 1996 STOCK PLAN

                         Instrument of Second Amendment

         WHEREAS, The Williams Companies, Inc. (the "Company") maintains The Williams Companies, Inc. 1996 Stock Plan (the "Plan"); and

         WHEREAS, Subsection 10.01 of the Plan permits the Board to adopt an amendment to the Plan where such amendment does not materially and adversely affect the rights of a participant under any award theretofore granted under the Plan;

         NOW THEREFORE, the Plan is hereby amended as follows:

1. The last sentence of Subsection 2.01 of the Plan is hereby amended and restated, to provide as follows:

         "Definitions of the terms "Cause," "Change of Control," "Good Reason," "Related Party," "Retirement," and "Voting Securities" are set forth in Subsection 9.03 hereof."

2.  Section 9 of the Plan is hereby amended and restated to provide as follows:

                                   "SECTION 9

                          Change of Control Provisions

         9.01 Acceleration of Exercisability and Lapse of Restrictions. If, within two (2) years following a Change of Control, a Participant's employment with the Company and its Affiliates is terminated (excluding any transfer to the Company or its Affiliates) voluntarily for Good Reason, or involuntarily (other than due to Cause, death, Disability, or Retirement) the following acceleration provisions shall apply:

         All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited shall become fully exercisable, except to the extent otherwise provided in Section 7.02.1; unless the right to lapse restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except to the extent otherwise provided in
         Section 7.02.1, and;

         In the event that any Award is subject to limitations under Section
         7.02.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control will be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.02.1 have expired. In addition, notwithstanding any other provision of the Plan or any outstanding Award Agreement, Awards in the form of nonqualified stock options which are accelerated under this Subsection 9.01 shall be exercisable after a Participant's termination of employment for a period equal to the lesser of: (i) the remaining term of each nonqualified option; or (ii) eighteen (18) months.

         9.02. Definitions of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

                  9.02.1 "Cause" means (i) willful failure by the Participant to substantially perform his duties (as they existed immediately prior to a Change of Control), other than any such failure resulting from a Disability, or (ii) gross negligence or willful misconduct of the Participant which results in a significantly adverse effect upon the Company or an Affiliate, or (iii) willful violation or disregard of the code of business conduct or other published policy of the Company by the Participant.

                  9.02.2 "Change of Control" means and will be deemed to have occurred if: (i) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the total voting power of all the then outstanding Voting Securities; or (ii) a Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer, securities representing fifteen percent (15%) or more of the total voting power of all the then outstanding Voting Securities; or (iii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iv) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or an acquisition by the Company, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after such transaction if the voting rights of each Voting Security relative to the other Voting Securities were not altered in such transaction; or (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the transaction; or (vi) the Board adopts a resolution to the effect that a Change of Control has occurred.

                  9.02.3 "Good Reason" means the occurrence, within two (2) years following a Change of Control, of any of the following events, unless the Participant has consented thereto: (i) a material change in the Participant's duties from those assigned to the Participant immediately prior to a Change of Control, unless associated with a bona fide promotion of the Participant and a commensurate increase in the Participant's compensation, in which case the Participant shall be deemed to consent, or (ii) a significant reduction in the authority and responsibility assigned to the Participant, or (iii) the removal of the Participant from, or failure to reelect the Participant to, any corporate office of the Company or an Affiliate to which the Participant may have been elected and was occupying immediately prior to a Change of Control, unless associated with a bona fide promotion of the Participant and a commensurate increase in the Participant's compensation or in connection with the election of the Participant to a corresponding or higher office of a Subsidiary, in each which case the Participant shall be deemed to consent, or (iv) reduction of a Participant's Base Salary, or (v) termination of any of the incentive compensation plans in which the Participant shall be participating at the time of a Change of Control, unless such plan is replaced by a successor plan providing incentive opportunities and awards at least as favorable to the Participant as those provided in the plan being terminated, or (vi) amendment of any of the incentive compensation plans in which the Participant shall be participating at the time of a Change of Control so as to provide for incentive opportunities and awards less favorable to the Participant than those provided in the plan being amended, or (vii) failure by the Company or an Affiliate to continue the Participant as a participant in any of the incentive compensation plans in which the Participant is participating immediately prior to a Change of Control on a basis comparable to the basis on which other similarly situated employees participate in such plan, or (viii) except in relation to a wage freeze applicable to all employees of the Company or an Affiliate, modification of the administration of any of the incentive compensation plans so as to adversely affect the level of incentive opportunities or awards actually received by the Participant, or (ix) a requirement by the Company or an Affiliate that the Participant's principal duties be performed at a location more than fifty (50) miles from the location where the Participant was employed immediately preceding the Change of Control, except for travel reasonably required in the performance of the Participant's duties.

                  9.02.4 "Related Party" means: (i) a majority-owned subsidiary of the Company; or (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; or (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

                  9.02.5 "Retirement" shall have the meaning ascribed to such term in the Company's governing tax-qualified retirement plan applicable, or if no such plan is applicable to the Participant, at the discretion of the Board.

                  9.02.6 "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors."

3. Subsection 11.04 of the Plan is hereby amended and restated, to provide as follows:

         "Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any. Award; which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines."

4. Except as modified herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Instrument of Amendment to be executed effective as of June 1, 1999.


                                          THE WILLIAMS COMPANIES, INC.

                                          By:
                                             -----------------------------------
                                          Michael P. Johnson
                                          Senior Vice President, Human Resources